SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 26, 2004





                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)



         California                     1-8389                  95-3551121
         ----------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      I.R.S. Employer
     of Incorporation)                                    Identification Number)



               701 Western Avenue, Glendale, California 91201-2397 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------



                                       N/A
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

c.       Exhibits

99.1     Press Release dated February 26, 2004

Item 9.  Regulation FD Disclosure

     On February 26, 2004, the Company issued a press release announcing its results for the quarter and year ended December 31, 2003. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PUBLIC STORAGE, INC.

Dated: February 26, 2004

                             By: /s/ Harvey Lenkin
                                ------------------
                                 Harvey Lenkin
                                 President